                                                                    EXHIBIT 10.6

                         FORM OF SHAREHOLDERS' AGREEMENT

                                   DATED AS OF

                                OCTOBER __, 2005

                                      AMONG

                              UNION DRILLING, INC.,

                           UNION DRILLING COMPANY LLC

                                       AND

                       CERTAIN OTHER PERSONS NAMED HEREIN

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.   Definitions....................................................1
Section 1.02.   Other Definitional and Interpretative Provisions...............9

                                    ARTICLE 2
                              CORPORATE GOVERNANCE

                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

Section 3.01.   General Restrictions on Transfer..............................15
Section 3.02.   Certificate...................................................16
Section 3.03.   Specific Restrictions on Transfers by UDCL and Somerset

Section 3.07.   Specific Restrictions on Transfers by Other
                   Shareholders...............................................18

                                    ARTICLE 4
                                TAG-ALONG RIGHTS

Section 4.01.   Tag-Along Rights..............................................19
Section 4.02.   Additional Conditions to Tag-Along Sales......................22

                                        i

                                    ARTICLE 5
                               REGISTRATION RIGHTS

                                     ARTICLE 6
                                 CERTAIN COVENANTS

Section 6.01.   Confidentiality...............................................36
Section 6.02.   Information Rights............................................37

                                    ARTICLE 7
                                  MISCELLANEOUS

                                       ii

                                    EXHIBITS

EXHIBIT A   Form of Joinder Agreement
EXHIBIT B   Form of Joinder Agreement

                                       iii

                         FORM OF SHAREHOLDERS' AGREEMENT

     AGREEMENT dated as of October __, 2005 among (i) Union Drilling, Inc., a
Delaware corporation (the "COMPANY"), Union Drilling Company LLC, a Delaware
limited liability company ("UDCL") and the other Persons listed on the signature pages hereto.

                                   WITNESSETH:

     WHEREAS, pursuant to the Subscription Agreement, the Somerset Group Members
purchased the April 2005 Shares on April 1, 2005;

     WHEREAS, in connection with purchase of the April 2005 Shares and the transactions contemplated by the Subscription Agreement, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations relating to their ownership of Shares;

     NOW, THEREFORE in consideration of the agreements set forth herein and in the Subscription Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.01. Definitions. (a) As used herein, the following terms have the following meanings:

     "ADVERSE PERSON" means any Person that the Board determines in good faith is a competitor or a potential competitor of the Company or its Subsidiaries.

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person;
provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "CONTROL" (including, with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL
WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "AGGREGATE OWNERSHIP" means, with respect to any Person or Persons and any class of Company Securities at any time, the sum of (i) the total number of such class of Company Securities "BENEFICIALLY OWNED" (for all purposes under this Agreement, as such term is defined in Rule 13d-3 of the Exchange Act)
(without duplication) by such Person or Persons as of such time and (ii) without duplication of any amount taken into account pursuant to clause (i), such
Person's or Persons' UDCL Proportionate Security Amount, in each case calculated on a Fully-Diluted basis; provided that, (i) for the purposes of this definition, the MSCP Funds shall not be deemed to beneficially own any number of any class of Company Securities greater than its UDCL Proportionate Security
Amount of such class and (ii) for purposes of Section 5.01and Section 6.02, the
Somerset Group Members shall be deemed to beneficially own such number of the
Shares owned of record by UDCL that would, in any pro rata liquidating distribution of Shares by UDCL, be distributed to members of UDCL other than the
MSCP Funds.

     "APRIL 2005 SHARES" means the 2,771,145 Shares (after giving effect to the stock dividend declared on October 6, 2005) purchased by the Somerset Group
Members (in the amounts set forth on Schedule 1.1 to the Subscription Agreement)
on March 31, 2005.

     "BLOCK SALE" means any privately negotiated "block" sale with a market maker (as defined under the Exchange Act).

     "BOARD" means the board of directors of the Company.

     "BUSINESS DAY" shall mean a day which is not a Saturday, Sunday or legal holiday on which commercial banking institutions in New York, New York are authorized to close.

     "COMMISSION" or the "SEC" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

     "COMMON STOCK" means the common stock, par value $0.01 per share of the
Company.

     "COMPANY" has the meaning set forth in the preamble hereto.

     "COMPANY SECURITIES" means (i) the Common Stock, (ii) securities convertible into or exchangeable for Common Stock, (iii) any other equity or equity-linked security issued by the Company and (iv) options, warrants or other rights to acquire Common Stock or any other equity or equity-linked security issued by the Company.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                                        2

     "FULLY-DILUTED" means, with respect to any class of Company Securities, all outstanding shares and all shares issuable in respect of securities convertible into or exchangeable for such shares, all stock appreciation rights, options, warrants and other rights to purchase or subscribe for such Company Securities or securities convertible into or exchangeable for such Company Securities;
provided that, if any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for such Company Securities are subject to vesting, the Company Securities subject to vesting shall be included in the definition of "FULLY-DILUTED" only upon and to the extent of such vesting.

     "GAAP" means U.S. generally accepted accounting principles, applied on a consistent basis.

     "MINIMUM VALUE" means, with respect to any Public Offering, an aggregate offering value equal to or exceeding $20,000,000 calculated as of the time the registration statement relating to such offering is first filed with the
Commission.

     "MINIMUM SHELF VALUE" means, with respect to any Shelf Registration, an aggregate price of all Registrable Securities registered pursuant to such Shelf
Registration equal to or exceeding $15,000,000, calculated as of the time such registration statement is first filed with the Commission.

     "MSCP FUNDS" means, collectively, Morgan Stanley Capital Partners III,
L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P.

     "ORIGINAL SOMERSET GROUP MEMBER" means each of Steven A. Webster, William
R. Ziegler and Wolf Marine S.A.

     "OTHER SHAREHOLDER" means any Shareholder other than UDCL, the Somerset
Group Members, the MSCP Funds, or any direct or indirect member of UDCL that may become a shareholder of the Company and any Permitted Transferee or UDCL
Permitted Transferee (as the case may be).

     "PERMITTED TRANSFEREE" means:

     (i) with respect to any Other Shareholder or Somerset Group Member who is a
natural person, (x) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any such Shareholder and (y) a trust, corporation, partnership or other entity substantially all the economic interests of which are held by or for the benefit of such Shareholder or the spouse or direct descendants (whether by birth or adoption) of such Shareholder; or

                                        3

     (ii) with respect to any Other Shareholder or Somerset Group Member that is not a natural person, any partner, member, shareholder or other direct or indirect investor in such Shareholder or any Affiliate of any of the foregoing;
or

     (iii) with respect to any Somerset Group Member, any other Somerset Group
Member or any direct or indirect member of UDCL.

     "PERSON" means an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including a government or political subdivision or an agency, unit or instrumentality thereof.

     "PRIVATE EQUITY FUND" means any Person (other than a MSCP Fund, any
Somerset Group Member or any direct or indirect investor in UDCL) that (i) is or holds itself out as being engaged in whole or in part in the business of investing in companies that are not publicly traded (whether in the United
States or otherwise) at the time of such Person's initial investment therein and
(ii) has net assets of at least 100 million dollars.

     "PRIVATE SALE" means a Transfer of Company Securities (other than Company
Securities that are not "restricted securities" within the meaning of Rule 144)
other than a Transfer in a registered offering pursuant to Article 5 or under
Rule 144 pursuant to Section 3.05.

     "PRO RATA SHARE" means, with respect to any Shareholder at any time, the
Aggregate Ownership of a specified class of Company Securities by such
Shareholder or Shareholder group divided by the total number of outstanding securities of such class, calculated on a Fully-Diluted basis.

     "PUBLIC OFFERING" means an underwritten public offering of Registrable
Securities of the Company pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form. The "INITIAL PUBLIC OFFERING" or
"IPO" is the first such Public Offering of the Company.

     "REGISTRABLE SECURITIES" means, at any time, any Shares and any securities issued or issuable in respect of such Shares by way of conversion, exchange, stock dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until (i) a registration statement covering such Shares has been declared effective by the SEC and such Shares have been disposed of pursuant to such effective registration statement, (ii) such Shares are sold under circumstances in which all of the applicable conditions of Rule
144 (or any similar provisions then in force) under the Securities Act are met or such securities may be sold pursuant to Rule 144(k) or (iii) such Shares are

                                        4

otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for such Shares not bearing the legend required pursuant to this Agreement and such Shares may be resold without subsequent registration under the Securities Act.

     "REGISTRATION EXPENSES" means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 5.04(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii)
reasonable fees and expenses of the Shareholders, including one counsel for all of the Shareholders participating in the offering selected (A) by UDCL, in the case of any offering in which it participates and in which the Registrable
Securities being sold by it constitute at least 25% of the total Registrable
Securities being sold in such offering, or (B) in any other case, by the
Shareholders holding the majority of the Registrable Securities to be sold for the account of all Shareholders in the offering, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any "qualified independent underwriter," including the fees and expenses of any counsel thereto, (x) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any "blue sky" or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable
Securities, (xii) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any "road

                                        5

shows" undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 5.04(m). Except as set forth in clause (viii) above,
Registration Expenses shall not include any out of pocket expenses of the
Shareholders (or the agents who manage their accounts).

     "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any other similar rule or regulation hereafter adopted by the Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHAREHOLDER" means at any time, any Person (other than the Company) who shall then be a party to or bound by this Agreement, so long as such Person shall beneficially own any Company Securities.

     "SHARES" means shares of Common Stock.

     "SHELF REGISTRATION" means a "shelf" registration statement with respect to the Registrable Securities on a Form S-3 or other appropriate form as may be prescribed by the Commission, pursuant to Rule 415 (or any similar provision that may be adopted by the SEC) under the Securities Act.

     "SOMERSET GROUP MEMBER" means each of the Original Somerset Group Members, any direct or indirect member of UDCL (other than the MSCP Funds), and any
Permitted Transferee of any of the foregoing. Except as otherwise set forth herein, any reference to the actions of the Somerset Group Members as a group shall mean the collective action of (i) Original Somerset Group Members with an
Aggregate Ownership equal to at least 80% of the total Aggregate Ownership of the outstanding Shares by all of the Original Somerset Group Members and (ii)
Somerset Group Members with an Aggregate Ownership equal to at least 50% of the total Aggregate Ownership of the outstanding Shares by all of the Somerset Group
Members, in each case, calculated on a Fully-Diluted basis.

     "SUBSCRIPTION AGREEMENT" means the Stock Purchase Agreement, dated as of
April 1, 2005, by and between the Company, and each Original Somerset Group
Member.

                                        6

     "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "TAG-ALONG PORTION" means, with respect to any Tag-Along Sale pursuant to which one or more classes of Company Securities will be Transferred, the number equal to the Aggregate Ownership of such class of Company Securities by the
Tagging Person multiplied by a fraction, the numerator of which is the maximum number of such class of Company Securities proposed to be Transferred by the
Tag-Along Seller in such Tag-Along Sale and the denominator of which is the
Aggregate Ownership of such class of Company Securities by all Shareholders
(such Aggregate Ownership amounts to be determined, in each case, as of immediately prior to the delivery of a Tag-Along Notice).

     "TAG THRESHOLD" means, with respect to any class of Company Securities as of any time, 5% of the outstanding Company Securities of such class at such time, calculated on a Fully-Diluted basis.

     "THIRD PARTY" means a prospective purchaser of Company Securities in an arm's-length transaction from a Shareholder other than (i) in the case of any
Transfer by UDCL, a UDCL Permitted Transferee, or (ii) in the case of any
Transfer by any Other Shareholder or any Somerset Group Member, a Permitted
Transferee of such Other Shareholder or Somerset Group Member.

     "TRANSFER" means any direct or indirect offer, sale, transfer, exchange, pledge, hypothecation, or other disposition, by operation of law or otherwise, by any Shareholder to any Person of all or any portion of any security (or any interest therein), provided, that, the deposit of any security or securities into a margin account with a brokerage firm will not be deemed a Transfer, notwithstanding any pledge or hypothecation that is a part of such margin account, provided, further, that the intent of any deposit into a margin account is not to pledge or hypothecate all or any portion of any security (or interest therein), and "TRANSFER", used as a verb, has a corresponding meaning.

     "TRANSFEREE" means any Person to whom a Transfer is validly made hereunder.

     "UDCL PERMITTED TRANSFEREES" means (i) with respect to any MSCP Fund, and to an extent not to exceed its UDCL Proportionate Security Amount, (A) any
Affiliate of such MSCP Fund or Morgan Stanley & Co. Incorporated and its successors, (B) any general or limited partner of such MSCP Fund (a "MSCP
PARTNER"), (C) any current or former managing director, general partner, director,

                                        7

limited partner, officer or employee of such MS Fund or MSCP Partner
(collectively, "MSCP ASSOCIATES"), (D) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any MSCP Partner or MSCP
Associate and (E) a trust, corporation, partnership, or other entity substantially all the economic interests of which are held by or for the benefit of the MSCP Fund, its Affiliates, MSCP Partners, MSCP Associates, their spouses or their direct descendants (whether by birth or adoption) and (ii) with respect to any other member of UDCL, any Permitted Transferee.

     "UDCL FRACTION" means, with respect to any Person, a fraction, the numerator of which is the aggregate number of membership units of UDCL held by such Person as of such time and the denominator of which is the aggregate number of membership units of UDCL held by all members of UDCL as of such time.

     "UDCL PROPORTIONATE SECURITY AMOUNT" means, with respect to any Person and any class of Company Securities at any time, the number equal to (i) the total number of such class of Company Securities owned by UDCL multiplied by (ii) such
Person's UDCL Fraction.

     (b) Each of the following terms is defined in the Section set forth opposite such term:

TERM                             SECTION
----------------------------   -----------
Agents                         6.01
Block Sale Notice Recipient    3.05(b)
Block Sale Transferor          3.05(b)
Cause                          2.02
Company                        Preamble
Confidential Information       6.01
Damages                        5.05
Demand Registration            5.01(a)
Director Designees             2.01(a)
Indemnified Party              5.07
Indemnifying Party             5.07
Independent Directors          2.01(a)
Inspectors                     5.04(g)
Lock-Up Period                 5.03
Maximum Offering Size          5.01(f)
MSCP Directors                 2.01(a)
Piggyback Registration         5.02(a)
Process Agent                  7.06(b)

                                        8

TERM                             SECTION
----------------------------   -----------
Records                        5.04(g)
Registering Shareholders       5.01(a)(i)
Replacement Nominee            2.03(a)
Requesting Shareholder         5.01(a)
Somerset Demand Registration   5.01(a)
Somerset Directors             2.01(a)
Somerset Group                 2.01(a)
Tag-Along Notice               4.01(a)(i)
Tag-Along Notice Period        4.01(c)
Tag-Along Offer                4.01(b)
Tag-Along Offeree              4.01(a)(i)
Tag-Along Response Notice      4.01(c)
Tag-Along Right                4.01(c)
Tag-Along Sale                 4.01(a)
Tag-Along Seller               4.01(a)
Tagging Person                 4.01(a)(ii)
UDCL                           Preamble
UDCL Demand Registration       5.01(a)

     Section 1.02. Other Definitional and Interpretative Provisions. The words
"HEREOF", "HEREIN" and "HEREUNDER" and words of like import used in this
Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections and Exhibits are to Articles, Sections
and Exhibits of this Agreement unless otherwise specified. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this
Agreement as if set forth in full herein. Any capitalized terms used in any
Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "INCLUDE",
"INCLUDES" or "INCLUDING" are used in this Agreement, they shall be deemed to be followed by the words "WITHOUT LIMITATION", whether or not they are in fact followed by those words or words of like import. "WRITING", "WRITTEN" and comparable terms refer to printing, typing and other means of reproducing words
(including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person.

                                        9

References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

                                    ARTICLE 2
                              CORPORATE GOVERNANCE

     Section 2.01. Composition of the Board. (a) The Board Generally. The Board
shall be comprised of such number of independent directors as may be required, from time to time, by applicable securities law and/or applicable Nasdaq (or stock exchange) regulations (collectively, the "Independent Directors") and such additional directors (collectively, the "Director Designees") as may be designated by the MSCP Funds acting as a group (collectively, the "MSCP
Directors") and the Somerset Group Members acting as a group (collectively, the
"Somerset Directors"), in accordance with the following provisions. Each of the
MSCP Funds acting as a group, on the one hand, and the Somerset Group Members acting as a group (the "Somerset Group"), on the other hand, shall be entitled to designate such maximum number of Director Designees (rounded up or down, as the case may be, to the closest whole number) as shall be equal to the Total
Number of Director Designees (as hereinafter defined) multiplied by a fraction, the numerator of which is the sum of the UDCL Proportionate Security Amount of
the MSCP Funds or the Somerset Group (as the case may be) and any other Company
Securities directly owned by any member of such MSCP Funds or Somerset Group, as the case may be (that is, exclusive of Company Securities owned by UDCL), and the denominator of which is the sum of the aggregate UDCL Proportionate Security
Amount of the MSCP Funds and the Somerset Group plus all Company Securities directly owned by any members of the MSCP Funds and/or the Somerset Group (other than the shares of Company Securities owned by UDCL). As used herein, the term
Total Number of Director Designees shall mean the total number of directors as shall constitute the entire Board of Directors of the Company at any given time in accordance with the Bylaws of the Company, less the number of Independent
Directors; provided, however, that in the event that either the MSCP Funds on the one hand, or the Somerset Group, on the other hand, chooses not to fill its maximum number of Director Designees at any given time for any reason, the Total
Number of Director Designees shall mean the total number of directors as would constitute the entire Board of Directors if the Company were to increase the number of directors as shall constitute the entire Board of Directors to such number as would be required to maintain the proportionate number of Director
Designees as between the MSCP Funds on the one hand and the Somerset Group on the other hand without requiring that any incumbent Director Designee of either the MSCP Funds on the one hand, or the Somerset Group on the other hand, resign his position as a

                                       10

director of the Company, it being expressly agreed that neither the MSCP Funds on the one hand nor the Somerset Group on the other hand, shall be deemed to have waived or forfeited its right to nominate a proportionate number of
Director Designees because it may choose to have less than its maximum proportionate representation on the Board of Directors at any time. In the event that any group shall later determine to exercise its rights hereunder to have the maximum representation possible on the Board of Directors, and the Company, the Board of Directors and/or the stockholder groups shall take such action as may be deemed necessary, advisable or appropriate to increase the number of directors as shall constitute the entire Board of Directors and facilitate the appointment or election of the new Director Designees, such increase in the
Board shall be done in accordance with the provisions contained in the Company's
Bylaws pertaining to the staggered or classified Board. To the extent that the specification of the class of the new directorship(s) is not mandated by the
Company's Bylaws, the group entitled to the appointment of the additional
Director Designee(s) shall be entitled to specify the class or classes of the new directorship(s).

     By way of example, on the date hereof (i) UDCL owns 13,162,936 shares of
Company Securities, (ii) the members of the Somerset Group directly own an additional 2,771,145 shares of Company Securities, (iii) the UDCL Proportionate
Security Amount of the MSCP Funds is 9,799,654 and the UDCL Proportionate
Security Amount of the Somerset Group is 3,363,282. Therefore, based upon the respective proportionate ownership of Company Securities by the MSCP Funds on the one hand and the Somerset Group on the other hand, the MSCP Funds would be entitled to designate 61.5% of Total Number of Director Designees and the
Somerset Group would be entitled to designate 38.5% of the Total Number of
Director Designees. At present, the total number of directors as constitutes the entire Board of Directors is six, of which one member (Thomas H. O'Neill, Jr.)
has been designated by the Board as an Independent Director, four members are
MSCP Directors (Messrs. Harmon, Hoffen, Moon and Myers) and one member is a
Somerset Director (William R. Ziegler). Based upon the relative proportionate ownership of Company Securities by the MSCP Funds, on the one hand, and the
Somerset Group, on the other hand, and without taking into account the proviso included in the definition of Total Number of Director Designees, the MSCP Funds
would be entitled to designate three of the total five Director Designees and the Somerset Group would be entitled to designate two of the total five Director
Designees. However, after giving effect to the proviso contained in the definition of Total Number of Director Designees, since the MSCP Funds already has four Director Designees, the Somerset Group has the right (but not the obligation), exercisable at any time in its sole option, to elect to increase the size of the whole Board of Directors to eight Directors, so that the Total
Number of Director Designees will be seven, of which three will be deemed
Somerset Directors. In

                                       11

any such case, the members of the MSCP Funds will take such action as may be deemed necessary, advisable or appropriate to facilitate such increase in the size of the Board and the election of two Somerset Designees to fill the vacancies caused by such increase.

     In the event that the proportionate ownership of Company Securities by either the MSCP Funds or the Somerset Group (as the case may be) shall decrease relative to the aggregate ownership of Company Securities by the other group, and such decrease is as a result of sale or other disposition of Company
Securities by such group, and the amount of such decrease is significant enough to change the number of Director Designees that such group would be entitled to under the formula specified above for calculating rights to Director Designees, then within 60 days of the date of such sale or other disposition of the Company
Securities the MSCP Funds or the Somerset Group (as the case may be) shall cause one or more Director Designees of such group (as may be required to restore the relative proportion of Director Designees of the two groups) to resign his position (s) as a director and/or Committee member and such group shall not be entitled to nominate any replacement Director Designee therefor. If shall be up to the group that is losing a Director Designee(s) to determine, in its sole discretion, the specific Director Designee(s) that will resign. Notwithstanding the foregoing, for so long as either the MSCP Funds, on the one hand, or the
Somerset Group, on the other hand, own any Company Securities and are bound by the terms of this Agreement, the number of Director Designees that such group would be entitled to designate shall not be reduced below one Director Designee.

     Board Committees. The provisions contained above in this Section 2.01 with respect to the composition of the full Board of Directors of the Company, inclusive of any independent director requirements under applicable securities laws and/or applicable regulation of Nasdaq (or any securities exchange on which any equity securities of the Company may then be listed or admitted for trading)
and the relative rights of the each of the MSCP Funds and the Somerset Group to designate members to the Board of Directors, shall apply mutatis mutandis to any and all committees of the Board of Directors.

     (b) Voting Agreement. The MSCP Funds (in their capacity as controlling members of UDCL) and each Somerset Group Member agrees that, if at any time it is then entitled to vote for the election of directors to the Board or any Board committee, it shall vote its Shares or execute proxies or written consents, as the case may be, and take all other necessary action (including causing the
Company to call a special meeting of shareholders) in order to ensure that the composition of the Board and any Board committee is as set forth in this Section
2.01. In furtherance and not in limitation of the foregoing, each of the MSCP
Funds (on behalf of UDCL and/or on its own behalf, as the case may be)

                                       12

and each of the Somerset Group Members shall execute and deliver such consents, proxies, certificates, instruments and other documents as shall be necessary or advisable to carry out and make effective the voting agreement set forth above, including, without limitation, the execution and delivery contemporaneously herewith of an irrevocable proxy, coupled with an interest (individually, a
"Proxy" and collectively, the "Proxies"), substantially in the form of Exhibit
C-1 attached hereto (in the case of the MSCP Funds) or Exhibit C-2 attached hereto (in the case of the Somerset Group Members). Notwithstanding any other provisions contained herein or in any Proxy to the contrary, any proxy created hereunder shall remain in effect for the full term of the Shareholders Agreement and shall terminate upon the termination of this Shareholders Agreement, unless otherwise required by law. It is the intention of the parties hereto that this
Agreement comply in all respects with the requirements of Sections 218(c) and
212 of the General Corporation Law of the State of Delaware governing voting agreements among shareholders and irrevocable proxies, respectively. If any provision of this Agreement or any proxy delivered pursuant hereto, including, without limitation, the Proxies, or the application of such provision to any person or entity or circumstance, shall be held invalid, the remainder of this
Agreement and of any such proxy, and the application of any such provision to any person or circumstance other than those to which it is held invalid, shall not be affected thereby.

     (c) Company Covenant. The Company agrees to cause each individual designated pursuant to Section 2.01(a) or 2.03 to be nominated to serve as a director on the Board, and to take all other necessary actions (including calling a special meeting of the Board and/or shareholders) to ensure that the composition of the Board is as set forth in this Section 2.01.

     Section 2.02. Removal. The MSCP Funds (in their capacity as controlling members of UDCL) and each Somerset Group Member agree that, if at any time it is then entitled to vote for the removal of directors from the Board or any Board committee, it shall not vote any of its Shares in favor of the removal of any director who shall have been designated pursuant to Section 2.01, unless such removal shall be for Cause or the Person or Persons entitled to designate or nominate such director shall have consented to such removal in writing; provided that, if the Person or Persons entitled to designate any director pursuant to
Section 2.01 shall request in writing the removal, with or without Cause, of such director, then such Shareholder shall vote its Shares in favor of such removal. Removal for "CAUSE" shall mean removal of a director because of such director's (a) willful and continued failure substantially to perform his or her duties with the Company in his or her established position, (b) willful conduct that is injurious, monetarily or otherwise, to the Company or any of its
Subsidiaries, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude, (d) abuse of illegal

                                       13

drugs or other controlled substances or habitual intoxication or (e) willful breach of this Agreement.

     Section 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board or any Board Committee:

     (a) the Person or Persons entitled under Section 2.01 to designate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, subject to the provisions of Section 2.01, may designate another individual (the "REPLACEMENT NOMINEE") to fill such vacancy and serve as a director on the Board or the applicable Board committee; and

     (b) subject to Section 2.01, each Shareholder (including with respect to
UDCL, the MSCP Funds acting on behalf of UDCL) then entitled to vote for the election of directors to the Board or any Board committee agrees that it shall vote its Shares, or execute proxies or written consents, as the case may be, in order to ensure that the Replacement Nominee be elected to the Board or the applicable Board committee.

     Section 2.04. Meetings. The Board shall hold a regularly scheduled meeting at least twice each calendar year. The Company shall pay all reasonable out-of-pocket expenses incurred by each director in connection with attending regular and special meetings of the Board and any committee thereof, and any such meetings of the board of directors of any Subsidiary of the Company and any committee thereof.

     Section 2.05. Action by the Board. (a) A quorum of the Board shall consist of a majority of directors then in office, of whom at least one shall be a designee of the MSCP Funds, on account of their interest in UDCL, and at least one shall be a designee of the Somerset Group Members.

     (b) All actions of the Board shall require (i) the affirmative vote of at least a majority of the directors present at a duly-convened meeting of the
Board at which a quorum is present or (ii) the unanimous written consent of the
Board; provided that, if there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

     (c) Subject to applicable laws and the rules and regulations of any stock exchange on which the Company Securities may be listed for trading, the Board may create executive, compensation, audit and such other committees as it may

                                       14

determine. The MSCP Funds, on behalf of UDCL, shall be entitled to designate a majority of the representatives on any committee created by the Board.

     Section 2.06. Charter or Bylaw Provisions. The MSCP Funds agree to cause
UDCL, and each Somerset Group Member agrees, to vote its respective Shares or execute proxies or written consents, as the case may be, and to take all other actions necessary, to ensure that the Company's Charter and Bylaws (a)
facilitate, and do not at any time conflict with, any provision of this
Agreement and (b) permit UDCL and the Somerset Group Members to receive the benefits to which each is entitled under this Agreement. The Charter and Bylaws shall provide for (a) the elimination of the liability of each director on the
Board to the maximum extent permitted by applicable law and (b) indemnification of each director on the Board for acts on behalf of the Company to the maximum extent permitted by applicable law.

     Section 2.07. Notice of Meeting. The Company agrees to give each director notice and the agenda for each meeting of the Board or any committee thereof
(even if such director is not a member of such committee) at least three
Business Days prior to such meeting.

     Section 2.08. MSCP Funds' Fees. Notwithstanding anything to the contrary contained herein, neither the MSCP Funds nor any Affiliate of the MSCP Funds shall be limited in their ability to receive any management, monitoring or other fees relating to services provided to the Company as may be agreed by such
Person and the Company, provided that, such fees were approved by the directors designated by the Somerset Group Members.

                                    ARTICLE 3
                            RESTRICTIONS ON TRANSFER

     Section 3.01. General Restrictions on Transfer. (a) Each Shareholder
understands and agrees that no Company Securities have been registered under the
Securities Act and that the Company Securities are restricted securities under such Act and the rules and regulations promulgated thereunder. Each Shareholder agrees that it shall not Transfer any Company Securities (or solicit any offers in respect of any Transfer of any Company Securities), except in compliance with the Securities Act, any other applicable securities or "blue sky" laws and the express provisions of this Agreement.

     (b) Any attempt to Transfer any Company Securities not in compliance with this Agreement (including the provisions of Section 7.01(b)) shall be null

                                       15

and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted Transfer.

     Section 3.02. Certificate. In addition to any other legend that may be required, each certificate for Company Securities issued to any Shareholder shall bear a legend in substantially the following form:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF
          1933, AS AMENDED, OR ANY NON-U.S. OR STATE SECURITIES LAWS AND MAY NOT
          BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN
          COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL
          RESTRICTIONS ON TRANSFER, VOTING AGREEMENTS AND THE GRANT OF
          IRREVOCABLE PROXIES, ALL AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT
          DATED AS OF OCTOBER____, 2005 COPIES OF WHICH MAY BE OBTAINED UPON
          REQUEST FROM UNION DRILLING, INC. OR ANY SUCCESSOR THERETO.

     (b) If any Company Securities shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company, upon the written request of the holder thereof, shall issue (or cause its transfer agent to issue) to such holder a new certificate evidencing such Company Securities without the first sentence of the legend required by Section 3.02(a) endorsed thereon. If any Company Securities cease to be subject to any and all restrictions on Transfer set forth in this Agreement, the Company, upon the written request of the holder thereof, shall issue (or cause its transfer agent to issue) to such holder a new certificate evidencing such Company Securities without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

     Section 3.03. Specific Restrictions on Transfers by UDCL and Somerset Group
Members. Each Somerset Group Member and UDCL may Transfer any of its Company
Securities; provided that such Transfer is made:

          (i) subject to any applicable Lock-up Periods, in compliance with Rule
     144 and Section 3.05;

                                       16

          (ii) to one or more of its Permitted Transferees, in the case of the
     Somerset Group Members, or to one or more UDCL Permitted Transferees, in the case of UDCL, in each case in accordance with Section 3.06;

          (iii) in a Transfer made in compliance with Section 4.01;

          (iv) to a Third Party pursuant to a bona fide Private Sale; or

          (v) in a Public Offering in connection with the exercise of its rights under Article 5.

     Section 3.04. Additional Transfer Restrictions. Notwithstanding anything in this Agreement to the contrary, no Somerset Group Member may, without the prior written consent of UDCL (in its sole and absolute discretion), Transfer:

          (i) pursuant to a bona fide Private Sale, any of its Company
     Securities to an Adverse Person or a Private Equity Fund; or

          (ii) any of its rights under this Agreement, other than in connection with Transfers of Company Securities to a Permitted Transferee in
     compliance with Section 3.06.

     Section 3.05. Rule 144 Transfer Procedures. (a) Subject to Section 5.03 and
Section 3.05(b), each Shareholder may Transfer Company Securities pursuant to
Rule 144; provided that (i) each such Transfer is in compliance with the
Securities Act and all other applicable securities or "blue sky" laws and (ii)
each Shareholder provides at least 24 hours' prior written notice to the Company of a proposed Transfer pursuant to Rule 144 (specifying in such notice the expected date of such Transfer and number of securities to be Transferred).

     (b) In addition, and notwithstanding any other provision of this Agreement to the contrary, if at any time any Somerset Group Member or UDCL proposes to
Transfer any Company Securities in a Block Sale (such party being referred to as the "BLOCK SALE Transferor"), the Block Sale Transferor shall first give not less than 24 hours' prior written notice to the Company and each Shareholder other than the Block Sale Transferor and the Other Shareholders (each such
Shareholder, a "BLOCK SALE NOTICE RECIPIENT") of its intention to Transfer
Company Securities pursuant to a Block Sale. Upon receipt of such notice, each
Block Sale Notice Recipient shall have the right (i) to participate in all discussions with the market maker relating to such Block Sale, (ii) to make its decision to participate in any Block Sale in the same time period as available to

                                       17

the Block Sale Transferor and (iii) to Transfer pursuant to the Block Sale, as a condition to such Transfer by Block Sale Transferor, at the same price per
Company Security and on the same terms and conditions as the Block Sale
Transferor, up to its Pro Rata Share of the total number of each class of
Company Securities to be Transferred to the market maker, and the Block Sale
Transferor shall be permitted to Transfer the remainder. If any Block Sale
Notice Recipient elects not to participate in a Block Sale, in whole or in part, the Block Sale Transferor shall be free to Transfer that portion of Company
Securities as to which such election was made (on the same terms and price as offered to the Block Sale Notice Recipients) in such Block Sale; provided that any such election shall not affect the rights of each Block Sale Notice
Recipient under this Section 3.05(b) with respect to each Block Sale thereafter.

     Section 3.06. No Indirect Transfers. No Somerset Group Member that is not a natural person shall permit any Transfers, directly or indirectly, of its equity interests to any Person, other than to a Permitted Transferee, if the principal purpose of such transaction is to effect a Transfer of any Company Securities that circumvents the transfer restrictions contained elsewhere in this
Agreement.

     Section 3.07 Permitted Transferees. Any Somerset Group Member may at any
time Transfer any or all of its Company Securities to one or more of its
Permitted Transferees, and UDCL may at any time Transfer any or all of its
Company Securities to one or more UDCL Permitted Transferees, in each case without the consent of the Board or any other Shareholder and without compliance with Sections 3.03 and 4.01, so long as (i) such Permitted Transferee or UDCL
Permitted Transferee, as the case may be, shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit A attached hereto, and (ii) the Transfer to such Permitted Transferee or UDCL Permitted Transferee, as the case may be, is in compliance with the Securities Act and any other applicable securities or "blue sky" laws.

     Section 3.08. Specific Restrictions on Transfers by Other Shareholders. No
Other Shareholders may Transfer any of its Company Securities, except:

          (i) subject to any applicable Lock-up Periods, in compliance with Rule
     144 and Section 3.05;

          (ii) in a Transfer made in its capacity as a Tagging Person in compliance with Section 4.01;

          (iii) in a Transfer made after the conclusion of the Lock-up Period in compliance with Rule 144 and Section 3.05; or

                                       18

          (iv) to one or more of its Permitted Transferees; provided that (x)
     such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement in the form of Exhibit B attached hereto, and (y)
     the Transfer to such Permitted Transferee is in compliance with the
     Securities Act and any other applicable securities or "blue sky" laws.

                                    ARTICLE 4
                                TAG-ALONG RIGHTS

     Section 4.01. Tag-Along Rights. Subject to Sections 4.01(i) and 4.02, if,
at any time, (i) UDCL proposes to Transfer to a Third Party, in a transaction otherwise permitted by Article 3, any class of Company Securities and the MSCP
Funds' UDCL Proportionate Security Amount included in such Transfer equals or exceeds the Tag Threshold or (ii) one or more Somerset Group Members propose to
Transfer to a Third Party (other than to another Somerset Group Member or
Permitted Transferee of a Somerset Group Member), in a transaction otherwise permitted by Article 3, a number of any class of Company Securities that equals or exceeds the Tag Threshold, in each case in a single transaction or in a series of related transactions (a "TAG-ALONG SALE," and UDCL or such Somerset
Group Members (acting as a group), as applicable, the "TAG-ALONG SELLER"),

          (i) the Tag-Along Seller (or Tag-Along Sellers) shall, if applicable), provide each other Shareholder (the "TAG-ALONG OFFEREE") notice of the terms and conditions of such proposed Transfer ("TAG-ALONG NOTICE") and offer each Tag-Along Offeree the opportunity to participate in such
     Transfer in accordance with this Section 4.01, and

          (ii) each Tag-Along Offeree may elect, at its option, to participate in the proposed Transfer in accordance with this Section 4.01 (each
     Shareholder so electing, a "TAGGING PERSON").

Any Transfer of Company Securities by any Somerset Group Member that occurs within six months of any other Transfer of Company Securities by the same or any other Somerset Group Member shall be conclusively deemed to be related to such previous transaction for the purposes of this Section 4.01, and any Transfer of
Company Securities by UDCL that occurs within six months of any other Transfer of Company Securities by UDCL shall be conclusively deemed to be related to such previous transaction for the purposes of this Section 4.01.

     (b) The Tag-Along Notice shall identify the maximum number and class of
Company Securities proposed to be sold by the Tag-Along Seller and all other
Company Securities subject to the offer ("TAG-ALONG OFFER"), the consideration

                                       19

for which the Transfer is proposed to be made, and all other material terms and conditions of the Tag-Along Offer, including the form of the proposed agreement, if any, and a firm offer by the proposed Transferee to purchase Company
Securities from the Tag-Along Seller, in accordance with this Section 4.01.

     (c) From the date of its receipt of the Tag-Along Notice, each Tag-Along
Offeree shall have the right (a "TAG-ALONG RIGHT"), exercisable by notice
("TAG-ALONG RESPONSE NOTICE") given to the Tag-Along Seller within 15 Business
Days after its receipt of the Tag-Along Notice (the "TAG-ALONG NOTICE PERIOD"),
to request that the Tag-Along Seller include in the proposed Transfer the number of Company Securities held by such Tagging Person as is specified in the
Tag-Along Response Notice; provided that each Tagging Person shall be entitled to include in the Tag-Along Sale only its Tag-Along Portion of Company
Securities, and the Tag-Along Seller shall be entitled to include up to the number of Company Securities proposed to be Transferred by the Tag-Along Seller as set forth in the Tag-Along Notice (reduced, to the extent necessary, so that each Tagging Person shall be able to include its Tag-Along Portion) and such additional Company Securities as permitted by Section 4.01(g). Each Tag-Along
Response Notice shall include wire transfer instructions for payment of the purchase price for the Company Securities to be sold in such Tag-Along Sale.
Each Tagging Person that exercises its Tag-Along Rights hereunder shall deliver to the Tag-Along Seller, with its Tag-Along Response Notice, the certificate or certificates representing the Company Securities of such Tagging Person to be included in the Tag-Along Sale, together with a limited power-of-attorney authorizing the Tag-Along Seller to Transfer such Company Securities on the terms set forth in the Tag-Along Notice. Delivery of the Tag-Along Response
Notice with such certificate or certificates and limited power-of-attorney shall constitute an irrevocable acceptance of the Tag-Along Offer by such Tagging
Persons.

     (d) If, at the end of a 120-day period after such delivery of such
Tag-Along Response Notice (which 120-day period shall be extended if any of the transactions contemplated by the Tag-Along Offer are subject to regulatory approval until the expiration of five Business Days after all such approvals have been received, but in no event later than 180 days following receipt of the
Tag-Along Response Notice by the Tag-Along Seller), the Tag-Along Seller has not
completed the Transfer of all such Company Securities on substantially the same terms and conditions set forth in the Tag-Along Notice, the Tag-Along Seller shall (i) return to each Tagging Person the limited power-of-attorney (and all copies thereof) together with all certificates representing the Company
Securities that such Tagging Person delivered for Transfer pursuant to this
Section 4.01(a) and any other documents in the possession of the Tag-Along
Seller executed by the Tagging Persons in connection with the proposed Tag-Along
Sale, and (ii) not

                                       20

conduct any Transfer of Company Securities subject to this Section without again complying with this Section.

     (e) Concurrently with the consummation of the Tag-Along Sale, the Tag-Along
Seller shall (i) notify the Tagging Persons thereof, (ii) remit to the Tagging
Persons the total consideration for the Company Securities of the Tagging
Persons Transferred pursuant thereto, with the cash portion of the purchase price paid by wire transfer of immediately available funds in accordance with the wire transfer instructions in the applicable Tag-Along Response Notices, and any non-cash portion to be delivered in such manner as the Tag-Along Seller may reasonably determine after consultation with the Tagging Persons and (iii)
promptly after the consummation of such Tag-Along Sale, furnish such other evidence of the completion and the date of completion of such transfer and the terms thereof as may be reasonably requested by the Tagging Persons.

     (f) If, at the termination of the Tag-Along Notice Period, any Tag-Along
Offeree shall not have elected to participate in the Tag-Along Sale, such
Tag-Along Offeree shall be deemed to have waived its rights under Section
4.01(a) with respect to the Transfer of its Company Securities pursuant to such
Tag-Along Sale.

     (g) If (i) any Tag-Along Offeree declines to exercise its Tag-Along Rights or (ii) any Tagging Person elects to exercise its Tag-Along Rights with respect to less than such Tagging Person's Tag-Along Portion, the Tag-Along Seller shall be entitled to Transfer, pursuant to the Tag-Along Offer, up to a number of
Company Securities held by it equal to the number of Company Securities constituting, as the case may be, the Tag-Along Portion of such Tag-Along
Offeree or up to the portion of such Tagging Person's Tag-Along Portion with respect to which its Tag-Along Rights were not exercised.

     (h) Notwithstanding anything contained in this Section 4.01, there shall be no liability on the part of the Tag-Along Seller to any Tag-Along Offeree or
Tagging Person (other than the obligation to return any certificates evidencing
Company Securities and limited powers-of-attorney received by the Tag-Along
Seller from any Tagging Person) if the Transfer of Company Securities pursuant to Section 4.01 is not consummated for any reason. The decision as to whether to effect a Transfer of Company Securities pursuant to this Section 4.01 by the
Tag-Along Seller is in the sole and absolute discretion of the Tag-Along Seller.

     (i) The provisions of this Section 4.01 shall not apply to any proposed
Transfer of any class of Company Securities by the Tag-Along Seller (i) in a
Public Offering or (ii) under Rule 144 pursuant to Section 3.05.

                                       21

     Section 4.02. Additional Conditions to Tag-Along Sales. Notwithstanding
anything contained in Section 4.01, the rights and obligations of the
Shareholders to participate in a Tag-Along Sale under Section 4.01, are subject to the following conditions:

     (a) upon the consummation of such Tag-Along Sale, all of the Shareholders participating therein will receive the same form and amount of consideration per share, or, if any Shareholders are given an option as to the form and amount of consideration to be received, all Shareholders participating therein will be given the same option;

     (b) each Shareholder shall (i) make such representations, warranties and covenants and enter into such definitive agreements as are customary for transactions of the nature of the proposed Transfer (including agreements providing for indemnification of a purchaser, provided that such indemnification obligations are several, and not joint, and that such Shareholder shall not be liable pursuant to such obligations for more than it received as consideration for its Company Securities pursuant to such Tag-Along Sale), (ii) benefit from all of the same provisions of the definitive agreements as the Tag-Along Seller, and (iii) be required to bear their proportionate share of any escrows, holdbacks or adjustments in purchase price.

                                    ARTICLE 5
                               REGISTRATION RIGHTS

     Section 5.01. Demand Registration. (a) If the Company shall receive a notice from either UDCL or one or more Somerset Group Members whose collective
Aggregate Ownership of Shares (direct and/or indirect) is not less than 15% of the total outstanding Shares of the Company, calculated on a Fully-Diluted basis
(UDCL or such requesting Somerset Group Members (acting as a group), as the case may be, a "REQUESTING SHAREHOLDER"), requesting that the Company effect the registration under the Securities Act of all or any portion of such Requesting
Shareholder's Registrable Securities and specifying the intended method of disposition thereof (each such request, a "DEMAND REGISTRATION," any Demand
Registration by such requesting Somerset Group Members, a "SOMERSET DEMAND
REGISTRATION" and any Demand Registration by UDCL, a "UDCL DEMAND
REGISTRATION"), then the Company shall promptly give notice of such Demand
Registration at least 15 Business Days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other
Shareholders and thereafter shall use its reasonable best efforts to effect, as expeditiously as possible but in any event within 60 days after the Demand
Registration date, the registration under the Securities Act of:

                                       22

          (i) all Registrable Securities for which the Requesting Shareholders have requested registration under this Section 5.01, and

          (ii) subject to the restrictions set forth in Sections 5.01(f) and
     5.02, all other Registrable Securities of the same class as those requested to be registered by the Requesting Shareholders that any Shareholders with rights to request registration under Section 5.02 (all such Shareholders, together with the Requesting Shareholders, the "REGISTERING SHAREHOLDERS")
     have requested the Company to register by request received by the Company within 15 Business Days after such Shareholders receive the Company's notice of the Demand Registration,

all to the extent necessary to permit the disposition of the Registrable
Securities so to be registered; provided that, subject to Section 5.01(e), the
Company shall not be obligated to effect any Demand Registration (on any form)
during a Lock-Up Period or more than (i) one Demand Registration (on any form)
in any 6-month period (other than Demand Registrations pursuant to a Shelf
Registration, with respect to which the Company shall not be obligated to effect more than one Demand Registration (on any form) in any 3-month period), (ii) 2
UDCL Demand Registrations on Form S-1 or (iii) 2 Somerset Demand Registrations
on Form S-1 (it being understood that clauses (ii) and (iii) shall not limit the ability of UDCL or the Somerset Group Members as Requesting Shareholders, to
request an unlimited number of Demand Registrations on Form S-3 in accordance with the other provision of this Section 5.01(a)). Notwithstanding the foregoing, the Company shall not be required to effect any Demand Registrations unless the aggregate value of the Registrable Securities requested to be included in such Demand Registration meets the Minimum Value.

     (b) Subject to Section 5.01(a), if at any time after the Company is eligible to file a registration statement on Form S-3, any Requesting
Shareholder makes a Demand Registration to effect a Shelf Registration, then the
Company shall promptly give notice of such Demand Registration at least 15
Business Days prior to the anticipated filing date of the registration statement relating to such Shelf Registration to the other Shareholders and thereupon shall use its best efforts to effect, as expeditiously as possible but in any event within 60 days after such Demand Registration date, the Shelf Registration of:

          (i) all Registrable Securities for which the Requesting Shareholders have requested registration under this Section 5.01(b), and

          (ii) all other Registrable Securities of the same class as those requested by the Requesting Stockholders that any other Registering
     Shareholders have requested the Company to register pursuant to Section

                                       23

     5.02 by request received by the Company within 15 Business Days after such other Registering Shareholders receive the Company's notice of the Demand
     Registration to effect such Shelf Registration,

and to cause such Shelf Registration to become effective and to keep such Shelf
Registration in effect for at least one year (or such shorter period in which all Registrable Securities of the Registering Shareholders included in such registration have actually been sold thereunder); provided that the Company shall not be obligated to file such Shelf Registration, unless such Shelf
Registration meets the Minimum Shelf Value; and provided further that the
Company shall not be obligated to effect more than three Shelf Registrations in any two-year period. Any offer or sale of Registrable Securities pursuant to a
Shelf Registration in any underwritten Public Offering shall be deemed to be a
Demand Registration subject to the provisions of Section 5.01(a). A Shelf
Registration shall not be deemed to have occurred unless the registration statement relating thereto (i) has become effective under the Securities Act and
(ii) has remained effective for a period of at least one year (or such shorter period in which all Registrable Securities of the Registering Shareholders
included in such registration have actually been sold thereunder). The Company shall be liable for and pay all Registration Expenses in connection with effecting a Shelf Registration, except if such Shelf Registration is revoked at the request of the Requesting Shareholder initiating the request for such Shelf
Registration, in which case such Requesting Shareholder shall pay all such
Registration Expenses.

     (c) Promptly after the expiration of the 15-Business-Day-period referred to in Section 5.01(a)(ii), the Company will notify all Registering Shareholders of the identities of the other Registering Shareholders and the number of shares of
Registrable Securities requested to be included therein. At any time prior to the effective date of the registration statement relating to such registration, the Requesting Shareholders may revoke such request, without liability to any of the other Registering Shareholders, by providing a notice to the Company revoking such request. A request, so revoked, shall be considered to be a Demand
Registration unless (i) such revocation arose out of the fault of the Company
(in which case the Company shall be obligated to pay all Registration Expenses in connection with such revoked request), or (ii) the Requesting Shareholders reimburse the Company for all Registration Expenses of such revoked request.

     (d) The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration, regardless of whether such Registration is effected, except as set forth in Section 5.01(c).

     (e) A Demand Registration shall not be deemed to have occurred:

                                       24

          (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 180 days (or such shorter period in which all
     Registrable Securities of the Registering Shareholders included in such registration have actually been sold thereunder); provided that such registration statement shall not be considered a Demand Registration if, after such registration statement becomes effective, (1) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (2)
     less than 75% of the Registrable Securities included in such registration statement have been sold thereunder; or

          (ii) if the Maximum Offering Size is reduced in accordance with
     Section 5.01(f) such that less than 66 2/3% of the Registrable Securities of the Requesting Shareholders sought to be included in such registration are included.

     (f) If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Company and the Requesting Shareholders that, in its view, the number of shares of Registrable Securities requested to be included in such registration (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "MAXIMUM
OFFERING SIZE"), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:

          (i) first, all Registrable Securities requested by the Registering
     Shareholders, allocated, if necessary for the offering not to exceed the
     Maximum Offering Size, by registering on behalf of each Registering
     Shareholder such number of Registrable Securities which is the lesser of:
     (x) the number of Registrable Securities that such Registering Shareholder requested to be included in such Public Offering, and (y) the product of such Registering Shareholder's Pro Rata Share of Registrable Securities and
     the Maximum Offering Size; and

          (ii) second, any securities proposed to be registered for the account of any other Persons (including the Company), with such priorities among them as the Company shall determine.

     (g) Upon notice to each Requesting Shareholder, the Company may on one occasion during any period of six consecutive months postpone effecting a registration pursuant to this Section 5.01 for a reasonable time specified in the

                                       25

notice but not exceeding 90 days (which period may not be extended or renewed), if (i) an investment banking firm of recognized national standing shall advise the Company and the Requesting Shareholders in writing that effecting the registration would materially and adversely affect an offering of securities of such Company the preparation of which had then been commenced or (ii) the
Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company reasonably believes would not be in the best interests of the Company.

     Section 5.02. Piggyback Registration. If the Company proposes to register any Company Securities under the Securities Act (other than a registration on
Form S-8 or S-4, or any successor forms, relating to Common Shares or any other class of Company Securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another
Person), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 30 Business Days prior to the anticipated filing date of the registration statement relating to such registration to each
Shareholder, which notice shall set forth such Shareholder's rights under this
Section 5.02 and shall offer such Shareholder the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as each such Shareholder may request
(a "PIGGYBACK REGISTRATION"), subject to the provisions of Section 5.02(b). Upon the request of any such Shareholder made within 15 Business Days after the receipt of notice from the Company (which request shall specify the number of
Registrable Securities intended to be registered by such Shareholder), the
Company shall use all reasonable efforts to effect the registration under the
Securities Act of all Registrable Securities that the Company has been so requested to register by all such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered;
provided that (i) if such registration involves an underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected as provided in Section 5.04(f) on the same terms and conditions as apply to the Company or the Requesting Shareholders, as applicable, and (ii) if, at any time after giving notice of its intention to register any Company Securities pursuant to this Section 5.02(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 5.02 shall relieve the
Company of its obligations to effect a Demand Registration

                                       26

to the extent required by Section 5.01. The Company shall pay all Registration
Expenses in connection with each Piggyback Registration.

     (b) If a Piggyback Registration involves an underwritten Public Offering
(other than any Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 5.01(f) shall apply) and the managing underwriter advises the Company that, in its view, the number of Shares that the Company and such Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering
Size:

          (i) first, so much of the Company Securities proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size;

          (ii) second, all Registrable Securities requested to be included in such registration by any Shareholders pursuant to Section 5.02, allocated, if necessary for the offering not to exceed the Maximum Offering Size, by registering on behalf of each such Shareholder such number of Registrable
     Securities which is the lesser of: (x) the number of Registrable Securities that such Shareholder requested to be included in the Public Offering pursuant to Section 5.02, and (y) the product of such Shareholder's Pro
     Rata Share of Registrable Securities and the Maximum Offering Size; and

          (iii) third, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.

     Section 5.03. Lock-Up Agreements. If any registration of Registrable
Securities shall be effected in connection with a Public Offering, neither the
Company nor any Shareholder shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any Company Securities (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until such time as the
Company and the lead managing underwriter shall agree (such period, the "LOCK-UP
PERIOD" for the applicable registration statement).

     Section 5.04. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 5.01 or 5.02, subject to the provisions of such Sections, the Company shall use all reasonable efforts to effect the registration and the sale of such Registrable Securities in

                                       27

accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any such request:

     (a) The Company shall as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 180 days, or in the case of registration statement for a Shelf Registration, one year (or such shorter period in which all of the Registrable Securities of the Registering
Shareholders included in such registration statement shall have actually been sold thereunder).

     (b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to each participating Shareholder and each underwriter, if any, of the Registrable
Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such
Shareholder.

     (c) After the filing of the registration statement, the Company shall (i)
cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the
Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the Shareholders thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company shall use all reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under

                                       28

such other securities or "blue sky" laws of such jurisdictions in the United
States as any Shareholder holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii)
cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such
Shareholder; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.04(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Company shall immediately notify each Shareholder holding such
Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities
Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to each such Shareholder and file with the
SEC any such supplement or amendment.

     (f) UDCL shall have the right to select any underwriters in connection with a registration resulting from the exercise of a UDCL Demand Registration, which underwriters may include any Affiliate of the MSCP Funds and shall be reasonably satisfactory to the Somerset Group Members, (ii) the Somerset Group Members
shall have the right to select the underwriters in connection with any Somerset
Demand Registrations, which underwriters shall be reasonably satisfactory to
UDCL and (iii) the Company shall have the right to select each underwriter in connection with any other Public Offering, as determined by the Board. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

     (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company shall make available for

                                       29

inspection by any Registering Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by the Company pursuant to this Section 5.04 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the
"INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Registering
Shareholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it or its
Affiliates as the basis for any market transactions in the Company Securities unless and until such information is made generally available to the public.
Each Registering Shareholder further agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (h) The Company shall furnish to each Registering Shareholder of
Registrable Securities covered by a registration statement and to each such underwriter, if any, a signed counterpart, addressed to such Shareholder or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Shareholders or the managing underwriter therefor reasonably requests.

     (i) The Company shall otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement or such other document covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                                       30

     (j) The Company may require each such Registering Shareholder promptly to furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time request and such other information as may be legally required in connection with such registration, including information regarding the beneficial ownership of
Company Securities requested for registration on behalf of any particular member of UDCL (rather than for the benefit of all members of UDCL).

     (k) Each such Registering Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 5.04(e), such Shareholder shall forthwith discontinue disposition of
Registrable Securities pursuant to the registration statement covering such
Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.04(e), and, if so directed by the Company, such Shareholder shall deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section
5.04(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.04(e) to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 5.04(e).

     (l) The Company shall use all reasonable efforts to list all Registrable
Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.

     (m) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any "road shows" and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any
Registrable Securities and (iii) otherwise use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

     Section 5.05. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Registering Shareholder holding Registrable
Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such
Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and

                                       31

expenses (including reasonable expenses of investigation and reasonable attorneys' fees and expenses) ("DAMAGES") caused by or relating to any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities of such Shareholder (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages are caused by or directly related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information furnished in writing to the Company by such
Shareholder or on such Shareholder's behalf expressly for use therein; provided that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any Damages result from the fact that a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder and it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be)
would have cured the defect giving rise to such Damages. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act on
substantially the same basis as that of the indemnification of the Shareholders provided in this Section 5.05.

     Section 5.06. Indemnification by Participating Shareholders. Each
Registering Shareholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the
Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to such Shareholder described in Section 5.05, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any
Damages result from the fact that a current copy of the prospectus (or such amended or

                                       32

supplemented prospectus, as the case may be) was not sent or given to the Person asserting any such Damages at or prior to the written confirmation of the sale of the Registrable Securities to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be)
and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Shareholder also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange
Act on substantially the same basis as that of the indemnification of the
Company provided in this Section 5.06. As a condition to including Registrable
Securities in any registration statement filed in accordance with Article 5, the
Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.
No Registering Shareholder shall be liable under this Section 5.06 for any
Damages in excess of the net proceeds realized by such Shareholder in the sale of Registrable Securities of such Shareholder to which such Damages relate.

     Section 5.07. Conduct of Indemnification Proceedings. If any proceeding
(including any governmental investigation) shall be instituted involving any
Person in respect of which indemnity may be sought pursuant to this Article 5, such Person (an "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified
Party so to notify the Indemnifying Party shall not relieve the Indemnifying
Party of its obligations hereunder except to the extent that the Indemnifying
Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified
Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, in connection with any proceeding or related proceedings in the same jurisdiction, the Indemnifying Party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such
Indemnified

                                       33

Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The
Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Party, no
Indemnifying Party shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified
Party from all liability arising out of such proceeding.

     Section 5.08. Contribution. (a) If the indemnification provided for in this
Article 5 is unavailable to the Indemnified Parties in respect of any Damages, then each such Indemnifying Party, in lieu of indemnifying such Indemnified
Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Registering
Shareholders holding Registrable Securities covered by a registration statement on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such
Shareholders on the one hand and the underwriters on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such
Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each such Shareholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such
Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the
Company and such Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged

                                       34

untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such
Shareholders or by such underwriters. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (b) The Company and the Registering Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 5.08 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5.08, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable
Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any Damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Registering Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Shareholder were offered to the public
(less underwriters' discounts and commissions) exceeds the amount of any Damages that such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Registering Shareholder's obligation to contribute pursuant to this Section 5.08 is several in the proportion that the proceeds of the offering received by such Registering
Shareholder bears to the total proceeds of the offering received by all such
Registering Shareholders and not joint.

     Section 5.09. Participation in Public Offering. No Person may participate in any Public Offering hereunder unless such Person (a) agrees to sell such
Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b)

                                       35

completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

     Section 5.10. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and each Registering Shareholder participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     Section 5.11. Cooperation by the Company. Subject to Section 3.05, if any
Shareholder shall Transfer any Registrable Securities pursuant to Rule 144, the
Company shall cooperate, to the extent commercially reasonable, with such
Shareholder and shall provide to such Shareholder such information as such
Shareholder shall reasonably request.

                                    ARTICLE 6
                                CERTAIN COVENANTS

     Section 6.01. Confidentiality. Each Shareholder will, and will use its reasonable efforts to cause its respective Affiliates and its and their respective officers, directors, employees, accountants, counsel, consultants, advisors' agents and financing parties (collectively, the "AGENTS") to hold in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the
Company or its Affiliates (the "CONFIDENTIAL INFORMATION") that is furnished to such Shareholder or its Agents in connection with the Company, the Company's business or the transactions contemplated hereby and will use such information solely in connection with its ownership of Company Securities; provided that
"CONFIDENTIAL INFORMATION" shall not include, and no Shareholder shall have any obligation with respect to, information (i) that has become public from a source other than such Shareholder or its Agents, (ii) that has become available to such Shareholder on a non-confidential basis from a source that is not, to such
Shareholder's knowledge, under an obligation of confidentiality or (iii) that has been developed by or on behalf of such Shareholder or its Agents independently of any disclosure from the Company or its Subsidiaries or any other Shareholder or its Agents. A Shareholder may disclose Confidential
Information to its Agents so long as such Agents are informed by such
Shareholder of the confidential nature of such information and provided that in any event such Shareholder will be responsible for any breach of this Section by its Agents. The parties agree to keep this Agreement and its contents confidential and, except as may be required

                                       36

by applicable law or any listing agreement with or rule of any national securities exchange or quotation system, will not issue any press release or public statement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties hereto.

     Section 6.02. Information Rights. The Company agrees to furnish (i) to the
MSCP Funds, for so long as the Aggregate Ownership of Shares by UDCL is at least
5% of the total outstanding Shares of the Company, calculated on a Fully-Diluted basis and (ii) to each of the Original Somerset Group Members for so long as the collective Aggregate Ownership of Shares (direct and/or indirect) by the
Somerset Group Members is at least 5% of the total outstanding Shares of the
Company, calculated on a Fully-Diluted basis:

     (a) as soon as practicable and, in any event within 30 days after the end of each month, the unaudited consolidated balance sheet of the Company and its
Subsidiaries as at the end of such month and the related unaudited statements of income and cash flow for such month, and for the portion of the fiscal year then ended, in each case prepared in accordance with GAAP, setting forth in comparative form the figures for the corresponding month and portion of the previous fiscal year, and the figures for the corresponding month and portion of the then current fiscal year as in the Company's annual operating budget;

     (b) as soon as practicable and, in any event, within 45 days after the end of each of the first three fiscal quarters, the unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the related unaudited statements of income and cash flow for such quarter and for the portion of the fiscal year then ended, in each case prepared in accordance with GAAP;

     (c) as soon as practicable and, in any event, within 90 days after the end of each fiscal year, (i) the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related audited statements of income and cash flow for such fiscal year, and for the portion of the fiscal year then ended, in each case prepared in accordance with GAAP and certified by Ernst & Young LLP or another firm of independent public accountants of nationally recognized standing, together with a comparison of the figures in such financial statements with the figures for the previous fiscal year and the figures in the Company's annual operating budget, (ii) any management letters or other correspondence from such accountants and (iii) the Company's annual operating budget for the coming fiscal year;

     (d) promptly following the preparation thereof, a copy of any revisions to the annual operating budget delivered pursuant to clause (c) above;

                                       37

     (e) promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made generally available by the Company to any of its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by the
Company with any securities exchange or with the SEC and (iii) all press releases and other statements made generally available by the Company to the public;

     (f) as soon as practicable and, in any event, within five Business Days after any officer of the Company obtains knowledge thereof, notice (with a description in reasonable detail, and stating the action that the Company is taking or proposes to take with respect thereto) of (i) the commencement of any material litigation, investigation or other proceeding to which the Company or any of its Subsidiaries is a party before any court or arbitrator or any governmental body, agency or official or (ii) the existence of any material default or breach under this Agreement or any other material contract or agreement to which the Company or any of its Subsidiaries is a party; and

     (g) as promptly as reasonably practicable, such other information with respect to the Company or any of its Subsidiaries as may reasonably be requested by such Shareholder.

                                    ARTICLE 7
                                  MISCELLANEOUS

     Section 7.01. Binding Effect; Assignability; Benefit. (a) This Agreement
shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Any
Shareholder that ceases to own beneficially at least 10% of the Company
Securities he or it beneficially owns as of the date hereof or as of its date of joinder hereunder shall cease to be bound by the terms hereof (other than (i)
the provisions of Sections 5.05, 5.06, 5.07, 5.08 and 5.10 applicable to such
Shareholder with respect to any offering of Registrable Securities completed before the date such Shareholder ceased to own any Company Securities and (ii)
Sections 6.01, 7.02, 7.04, 7.05, 7.06, 7.07 and 7.08).

     (b) Other than any Permitted Transferee of the Somerset Group Members or
any UDCL Permitted Transferee acquiring Company Securities in compliance with the provisions of this Agreement, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto pursuant to any Transfer of Company Securities or otherwise, except that (i) any Person acquiring Company Securities from any
Shareholder (other than a Permitted Transferee of such Shareholder or any UDCL

                                       38

Permitted Transferee) in a Private Sale in compliance with Article 3 (but excluding Transfers made pursuant to any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto) shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of
Exhibit B hereto and (ii) any Person acquiring Company Securities from UDCL in a
Private Sale in compliance with Article 3 (but excluding Transfers made pursuant to any employment agreement or stock purchase, option, stock option or other compensation plan of the Company or any Subsidiary to become a party hereto)
shall (unless already bound hereby) execute and deliver to the Company an agreement to be bound by this Agreement in the form of Exhibit A hereto and, in each case, shall thenceforth be an "OTHER SHAREHOLDER". Nothing in this
Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Section 7.02. Notices. All notices, requests and other communications to any party shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by facsimile transmission,

     if to the Company to:

          Union Drilling, Inc.
          South Pittsburgh Technology Park
          3117 Washington Pike
          Bridgeville, Pennsylvania 15017
          Attention: Christopher Strong, President and CEO
          Fax: (412) 257-9392

     with a copy to UDCL at the address listed below and to:

          Satterlee Stephens Burke & Burke LLP
          230 Park Avenue, Suite 1130
          New York, NY 10169
          Attention: Edwin T. Markham, Esq.
          Fax: (212) 818-9606

                                       39

     if to UDCL, to:

          Union Drilling Company LLC
          c/o Metalmark Management LLC
          1177 Avenue of the Americas, 40th Floor
          New York, New York 10036
          Attention: Gregory D. Myers
          Fax: (212) 823-1949

     with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, New York 10017
          Attention: John A. Bick, Esq.
          Fax: (212) 450-3800

     if to a Somerset Group Member to, as applicable:

          Steven A. Webster
          c/o Carrizo Oil & Gas
          1000 Louisiana St., Ste 1500
          Houston, Texas 77002
          Fax: (713) 328-1060

       and

          William R. Ziegler
          c/o Satterlee Stephens Burke & Burke LLP
          230 Park Avenue, 11th Floor
          New York, New York 10169
          Fax: (212) 818-9606

          With a copy to:

          John E. Dalrymple, Esq.
          235 Mamaroneck Avenue
          White Plains, NY 10605
          Fax: (914) 428-9419

       and

                                       40

          Wolf Marine S.A.
          c/o Colonial Navigation Company, Inc.
          750 Lexington Avenue, 26th Floor
          New York, New York 10022
          Fax: (212) 319-2826
          Attention: Kenneth H. Hannan, Jr.

          With a copy to:

          Holland & Knight LLP
          195 Broadway, 24th Floor
          New York, NY 10007
          Fax: (212) 385-9010
          Attention: Richard A. Crowley, Esq.

or to such other address or facsimile number as such party or the Company may hereafter specify for the purpose by notice to the other party and the Company.
All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day in the place of receipt.
Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
Any notice, request or other written communication sent by facsimile transmission shall be confirmed by certified or registered mail, return receipt requested, posted within one Business Day, or by personal delivery, whether courier or otherwise, made within two Business Days after the date of such facsimile transmissions. Any Person that becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

     Section 7.03. Amendments; No Waivers. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the
Company with approval of the Board, MSCP Funds, and holders of at least a majority of the Shares held by the Somerset Group Members at the time of such proposed amendment or modification, calculated on a Fully-Diluted basis;
provided that any amendment that would treat a dissenting Shareholder or group of Shareholders in a manner that is disproportionately adverse compared to
Shareholders voting in favor of the amendment shall require the consent of such adversely treated Shareholder or Shareholders.

                                       41

     (b) Except as expressly set forth herein, no failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
Except as otherwise provided herein, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 7.04. Expenses. Except for the expenses in connection with the preparation, negotiation and execution of this Agreement (which shall be borne and paid for by the Company) and as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses. Notwithstanding anything herein to the contrary, the Company shall reimburse the MSCP Funds and the Original Somerset Group Members for the
reasonable fees and expenses incurred by any of them or on their behalf incident to their ownership of the Company Securities.

     Section 7.05. Governing Law. This Agreement shall be construed and interpreted in accordance with and governed by the law of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

     Section 7.06. Exclusive Jurisdiction. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the courts of the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form.
Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.02 shall be deemed effective service of process on such party.

     (b) Without limiting the foregoing, and without limiting the ability of any party hereto to serve any writ, claim, process or summons in any other manner permitted by applicable law, including in the manner specified in Section
7.06(a), Wolf Marine, S.A. hereby agrees that service of all writs, claims, process and summonses in any suit, action or proceeding against it with respect to this Agreement or any suit, action, proceeding to enforce or execute any judgment of any court of competent jurisdiction relating to such suit action or proceeding

                                       42

brought against Wolf Marine, S.A. in the State of Delaware may be made upon
Colonial Navigation Company, Inc. at 750 Lexington Avenue, 26th Floor, New York,
New York 10022, (a "PROCESS AGENT" for Wolf Marine, S.A.), and Wolf Marine, S.A.
irrevocably appoints its Process Agent as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, claims, process and summonses, and agrees that the failure of its Process Agent to give any notice to it of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. Wolf Marine, S.A. agrees to maintain at all times an agent with offices in the United States to act as its Process Agent.

     Section 7.07. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING
ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY.

     Section 7.08. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this
Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.

     Section 7.09. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

     Section 7.10. Entire Agreement. This Agreement and the Subscription
Agreement constitute the entire agreement among the parties hereto and supersede all prior and contemporaneous agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

     Section 7.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to

                                       43

be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this
Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                                       44

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement or have caused this Agreement to be duly executed by their respective authorized officers, in each case as of the day and year first above written.

                                        COMPANY:

                                           UNION DRILLING, INC.

                                           By:
                                               ---------------------------------
                                               Name: Christopher Strong
                                               Title: President and CEO

                                        UDCL SHAREHOLDER GROUP:

                                           UNION DRILLING COMPANY, LLC

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           MORGAN STANLEY CAPITAL PARTNERS III,
                                              L.P.

                                           By: MSCP III, LLC, as General Partner

                                           By: Metalmark Subadvisor LLC, as
                                               Authorized Signatory

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       45

                                           MSCP III 892 INVESTORS, L.P.

                                           By: MSCP III, LLC, as General Partner

                                           By: Metalmark Subadvisor LLC, as
                                               Authorized Signatory

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           MORGAN STANLEY CAPITAL INVESTORS,
                                              L.P.

                                           By: MSCP III, LLC, as General Partner

                                           By: Morgan Stanley Capital Partners,
                                               III, Inc., as Managing Member

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        SOMERSET GROUP MEMBERS:

                                           -------------------------------------
                                           Steven A. Webster

                                           -------------------------------------
                                           William R. Ziegler

                                       46

                                           WOLF MARINE, S.A.

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                       47

                                                                       EXHIBIT A

                       JOINDER TO SHAREHOLDERS' AGREEMENT

     This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the
Shareholders' Agreement dated as of _________, 2005 (the "SHAREHOLDERS'
AGREEMENT") among Union Drilling, Inc., a Delaware corporation, Union Drilling
Company LLC, a Delaware limited liability company, and the Persons listed on the signature pages thereto, as the same may be amended from time to time.
Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

     The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the rights and obligations of a "Shareholder" thereunder as if it had executed the Shareholders' Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: ___________ ___, ______

                                           [NAME OF JOINING PARTY]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Address for Notices:

                                                                       EXHIBIT B

                       JOINDER TO SHAREHOLDERS' AGREEMENT

     This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the
Shareholders' Agreement dated as of _________, 2005 (the "SHAREHOLDERS'
AGREEMENT") among Union Drilling, Inc., a Delaware corporation, Union Drilling
Company LLC, a Delaware limited liability company, and the Persons listed on the signature pages thereto, as the same may be amended from time to time.
Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Shareholders' Agreement.

     The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Shareholders' Agreement as of the date hereof and shall have all of the obligations of a "Shareholder" thereunder as if it had executed the
Shareholders' Agreement and those, if any, rights under the Shareholders'
Agreement assigned to the Joining Party in compliance with the Shareholders'
Agreement and with the written consent of UDCL. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders' Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date: __________, _____

                                           [NAME OF JOINING PARTY]

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

Address for Notices:

                                                                     EXHIBIT C-1

               FORM OF IRREVOCABLE PROXY COUPLED WITH AN INTEREST

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of UNION
DRILLING, INC., a company organized under the laws of the State of Delaware (the
"Company"), on behalf of itself and its successors and assigns, does hereby irrevocably constitute and appoint those individuals and/or entities identified as Somerset Group Members as its true and lawful attorney or proxy of the undersigned, for and in the name, place and stead of the undersigned, to vote all of the shares of the common stock of the Company, now owned or hereafter acquired by the undersigned (the "Shares"), standing in the name of the undersigned, on any election of members to the Board of Directors and/or committees to the Board of Directors as shall be presented at any and all meetings of the shareholders of the Company or any adjournments thereof (and, to the extent permitted by law, to exercise such voting power by execution of written consents without a meeting), as fully as the undersigned would be entitled to vote if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney and proxy or its substitute shall lawfully do or cause to be done by virtue hereof; provided, however, that this proxy is only exercisable to the extent provided in, and must be voted in accordance with, the terms of the voting agreements set forth in the
Shareholders' Agreement (as hereinafter defined).

     This proxy is required by the terms and conditions of that certain
Shareholders' Agreement of even date herewith by and among the Company, the undersigned, the Somerset Group Members and certain other persons named therein
(as amended from time to time, the "Shareholders' Agreement") and is given in consideration therefor.

     THIS PROXY IS IRREVOCABLE, it being understood and agreed that this proxy is coupled with an interest in the Company and the Shares sufficient in law to support an irrevocable power within the meaning of Section 212(e) of the General
Corporation Law of the State of Delaware.

     This proxy shall remain valid and binding and be of full force and effect, and shall not expire, until the occurrence of the first to occur of the following events: (i) the termination of the Shareholders' Agreement or (ii) the termination of the Shareholders' Agreement with respect to the undersigned or the individuals or entities identified on Annex I attached hereto.

     The existence of this proxy and its irrevocability is noted conspicuously on the face or the back of the certificate(s) representing the Shares on which voting rights are granted as more fully described n the Shareholders' Agreement.

                                        2

     IN WITNESS WHEREOF, the undersigned has executed this proxy this ___ day of
October, 2005.

                                           SHAREHOLDER:

                                           UNION DRILLING COMPANY, LLC

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           MORGAN STANLEY CAPITAL PARTNERS
                                              III, L.P.

                                           By: MSCP III, LLC, as General
                                                  Partner

                                           By: Metalmark Subadvisor LLC, as
                                               Authorized Signatory

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                           MSCP III 892 INVESTORS, L.P.

                                           By: MSCP III, LLC, as General
                                                  Partner

                                           By: Metalmark Subadvisor LLC,
                                                  as Authorized Signatory

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                        3

                                           MORGAN STANLEY CAPITAL
                                              INVESTORS, L.P.

                                           By: MSCP III, LLC, as General
                                                  Partner

                                           By: Morgan Stanley Capital Partners,
                                                  III, Inc., as Managing Member

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

In the presence of:

_______________________________
Name:

                                        4

                                                                         Annex I

SOMERSET GROUP MEMBERS

Wolf Marine S.A.
Steven A. Webster
William R. Ziegler

                                                                     EXHIBIT C-2

               FORM OF IRREVOCABLE PROXY COUPLED WITH AN INTEREST

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of UNION
DRILLING, INC., a company organized under the laws of the State of Delaware (the
"Company"), on behalf of [itself and its successors and assigns][his heirs personal representatives, successors and assigns], does hereby irrevocably constitute and appoint those individuals and/or entities identified as MSCP
Funds as its true and lawful attorney or proxy of the undersigned, for and in the name, place and stead of the undersigned, to vote all of the shares of the common stock of the Company, now owned or hereafter acquired by the undersigned
(the "Shares"), standing in the name of the undersigned, on any election of members to the Board of Directors and/or committees to the Board of Directors as shall be presented at any and all meetings of the shareholders of the Company or any adjournments thereof (and, to the extent permitted by law, to exercise such voting power by execution of written consents without a meeting), as fully as the undersigned would be entitled to vote if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney and proxy or its substitute shall lawfully do or cause to be done by virtue hereof; provided, however, that this proxy is only exercisable to the extent provided in, and must be voted in accordance with, the terms of the voting agreements set forth in the Shareholders' Agreement (as hereinafter defined).

     This proxy is required by the terms and conditions of that certain
Shareholders' Agreement of even date herewith by and among the Company, the undersigned, the other Somerset Group Members, the MSCP Funds and certain other persons named therein (as amended from time to time, the "Shareholders'
Agreement") and is given in consideration therefor.

     THIS PROXY IS IRREVOCABLE, it being understood and agreed that this proxy is coupled with an interest in the Company and the Shares sufficient in law to support an irrevocable power within the meaning of Section 212(e) of the General
Corporation Law of the State of Delaware.

     This proxy shall remain valid and binding and be of full force and effect, and shall not expire, until the occurrence of the first to occur of the following events: (i) the termination of the Shareholders' Agreement or (ii) the termination of the Shareholders' Agreement with respect to the undersigned or the individuals or entities identified on Annex I attached hereto.

     The existence of this proxy and its irrevocability is noted conspicuously on the face or the back of the certificate(s) representing the Shares on which voting rights are granted as more fully described n the Shareholders' Agreement.

                                       2

     IN WITNESS WHEREOF, the undersigned has executed this proxy this ___ day of
October, 2005.

                                           SHAREHOLDER:

                                           [WOLF MARINE S.A.]

                                           By:
                                               ---------------------------------
                                           Name:
                                           Title:

                                           [
                                            ------------------------------------
                                           Steven A. Webster, Individually]

                                           [
                                            ------------------------------------
                                           William R. Ziegler, Individually]

In the presence of:

_______________________________
Name:

                                       3

                                                                         Annex I

MSCP FUNDS:

Morgan Stanley Capital Partners III, L.P.
MSCP III 892 Investors, L.P.
Morgan Stanley Capital Investors, L.P.